                                                                 Exhibit (A)(6)
             SERIES G CONVERSION NOTICE AND LETTER OF TRANSMITTAL

                           TO CONVERT IN RESPECT OF
                          SERIES G PREFERRED STOCK OF

                           TRIKON TECHNOLOGIES, INC.

                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED APRIL 14, 1998 OF

                           TRIKON TECHNOLOGIES, INC.
                                (THE "COMPANY")

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 11, 1998, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH TIME AND DATE, AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS OF SERIES G PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                                      TO:
            U.S. TRUST COMPANY OF CALIFORNIA, N.A., EXCHANGE AGENT

    By Mail via the         By Overnight Courier or            By Hand:
   enclosed envelope:            Express Mail:



                                                        U.S. Trust Company of
 U.S. Trust Company of       U.S. Trust Company of         California, N.A.
    California, N.A.           California, N.A.        c/o United States Trust
c/o United States Trust     c/o United States Trust      Company of New York
  Company of New York         Company of New York        111 Broadway, Lower
  P.O. Box 841, Peter      770 Broadway, 13th Floor             Level
     Cooper Station           New York, NY 10003          New York, NY 10006
New York, NY 10276-0841      Attn: Corporate Trust      Attn: Corporate Trust
 Attn: Corporate Trust        and Agency Services        and Agency Services
  and Agency Services

             By Facsimile:                          Phone Number:


            (212) 420-6155                         (800) 225-2398

  DELIVERY OF THIS SERIES G CONVERSION NOTICE AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The instructions accompanying this Series G Conversion Notice and Letter of Transmittal should be read carefully before this Series G Conversion Notice and Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Series G Conversion Notice and Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

  HOLDERS WHO WISH TO TENDER THEIR SERIES G PREFERRED STOCK MUST COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SERIES G PREFERRED STOCK TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED ALL THE SERIES G PREFERRED STOCK, LISTED IN THE TABLE. IF A HOLDER WISHES TO TENDER LESS THAN ALL OF SUCH SERIES G PREFERRED STOCK, COLUMN (4) MUST BE COMPLETED IN FULL, AND SUCH HOLDER SHOULD REFER TO INSTRUCTION 5.


               DESCRIPTION OF SERIES G PREFERRED STOCK TENDERED
                  (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------

      NAMES(S) AND ADDRESS(ES) OF HOLDER(S)                  NUMBER OF SHARES
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)  CERTIFICATE   EVIDENCED BY   NUMBER OF SHARES
             APPEAR(S) ON SECURITIES)             NUMBER(S)   CERTIFICATE(S)     TENDERED*
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 * Unless otherwise specified, it will be assumed that the entire number of shares represented by the Certificates described above is being tendered. See Instruction 5.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE SERIES G EXCHANGE CONSIDERATION PURSUANT TO THE SERIES G EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SERIES G PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

  This Series G Conversion Notice and Letter of Transmittal is to be used only if Series G Preferred Stock of the Company are to be physically delivered to the Exchange Agent pursuant to the procedures set forth in the Offering Circular of the Company dated April 14, 1998 (as the same may be amended or supplemented from time to time, the "Offering Circular") under the heading "The Exchange Offer--Procedures for Tendering Series G Preferred Stock."

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  By execution hereof, the undersigned hereby acknowledges he has received and reviewed the accompanying Offering Circular and this Series G Conversion Notice and Letter of Transmittal relating to the Company's solicitation (the "Series G Exchange Offer"), upon the terms and subject to the conditions set forth therein, of each holder of its Series G Preferred Stock to convert each share of Series G Preferred Stock into one share of Common Stock in exchange for a conversion payment of (i) 1.1251 shares of Common Stock and (ii) .0027 shares of Series I Junior Participating Preferred Stock (collectively, the "Conversion Payment" and together with the converted share the "Series G Exchange Consideration").

  Upon the terms and subject to the conditions of the Series G Exchange Offer, the undersigned hereby tenders to the Company this Conversion Notice and Letter of Transmittal and the certificates evidencing Series G Preferred Stock indicated above. The conversion notice contained in this Conversion Notice and Letter of Transmittal shall become effective upon the acceptance by the Company of the Notes and Warrants validly tendered for exchange in the Note Exchange Offer and the Warrant Exchange Offer (each as defined in the Offering Circular). Upon the acceptance by the Company of such Notes and Warrants, the conversion notice contained herein shall become effective, causing each tendered share of Series G Preferred Stock to be converted into one share of Common Stock and the undersigned to become entitled to receive the Conversion Payment. The undersigned understands that the obligation of the Company to consummate the Series G Exchange Offer is subject to several conditions as set forth in the Offering Circular under "The Exchange Offer--Conditions to the Exchange Offer."

  The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law,
(i) terminate the Series G Exchange Offer and return all Series G Preferred Stock tendered pursuant to the Series G Exchange Offer to tendering holders;
(ii) extend the Series G Exchange Offer and retain all tendered Series G Preferred Stock until the Expiration Date for the extended Series G Exchange Offer; (iii) amend the terms of the Series G Exchange Offer or modify the Consent Payment to be provided by the Company pursuant to the Series G Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Series G Exchange Offer and accept all Series G Preferred Stock tendered pursuant to the Series G Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Series G Exchange Offer in its sole discretion.

  In any such event, the tendered Series G Preferred Stock not accepted for conversion will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Series G Exchange Offer is terminated or expires without any Series G Preferred Stock being converted thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

  Subject to, and effective upon, the acceptance by the Company of the number of Series G Preferred Stock tendered hereby for conversion pursuant to the terms of the Series G Exchange Offer, the undersigned hereby irrevocably tenders to the Company for conversion, all right, title and interest in and to, and sells, assigns and transfers to, or upon the order of, the Company, any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Series G Preferred Stock tendered hereby, waives any and all rights with respect to the Series G Preferred Stock tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Series G Preferred Stock) and releases and discharges any obligor or parent of any obligor of the Series G Preferred Stock from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Series G Preferred Stock, including, without limitation, any claims that the undersigned is entitled to receive additional dividend payments with respect to the Series G Preferred Stock or to participate in any redemption or defeasance of the Series G Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series G Preferred Stock, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Series G Preferred Stock and to receive on behalf of the undersigned in exchange for the shares represented thereby, any Certificates for the Company's shares of Common Stock and the Company's shares of Series I Preferred Stock issuable pursuant to the Series G Exchange Offer to be forwarded to the undersigned, (b) present such Series G Preferred Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series G Preferred Stock, all in accordance with the terms of the Series G Exchange Offer.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender and convert the Series G Preferred Stock tendered hereby. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the conversion of the Series G Preferred Stock tendered hereby.

  The undersigned understands that tenders of Series G Preferred Stock pursuant to any of the procedures described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering Series G Preferred Stock" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Series G Exchange Offer. The Company's acceptance of such Series G Preferred Stock for conversion pursuant to the terms of the Series G Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Series G Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Series G Exchange Offer. Delivery of the enclosed Series G Preferred Stock shall be effected, and risk of loss and title of such Series G Preferred Stock shall pass, only upon proper delivery thereof to the Exchange Agent.

  All authority conferred or agreed to be conferred by this Series G Conversion Notice and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Series G Conversion Notice and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SERIES G PREFERRED STOCK TENDERED PURSUANT TO THE SERIES G EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer--Withdrawal of Tenders" in the Offering Circular.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the Series G Exchange Consideration with respect to Series G Preferred Stock accepted for conversion, and return any certificates for Series G Preferred Stock not tendered or not accepted for conversion, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Series G Preferred Stock Tendered". Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Series G Exchange Consideration with respect to Series G Preferred Stock accepted for conversion, together with any certificates for Series G Preferred Stock not tendered or not accepted for conversion (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Series G Preferred Stock Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Series G Exchange Consideration with respect to any Series G Preferred Stock accepted for conversion, and return any certificates for Series G Preferred Stock not tendered or not accepted for conversion, in the name(s) of, and deliver such Series G Exchange Consideration and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Series G Conversion Notice and Letter of Transmittal to transfer any Series G Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept any of such Series G Preferred Stock for conversion pursuant to the terms of the Series G Exchange Offer.

     SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 6, 7 AND 8)         (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY if the               To be completed ONLY if
 certificates for Series G                 certificates for Series G
 Preferred Stock not tendered or           Preferred Stock not tendered or
 not accepted for conversion,              not accepted for conversion,
 and/or the certificates                   and/or the certificates
 representing the Series G                 representing the Series G
 Exchange Consideration, are to be         Exchange Consideration, are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned.               undersigned, or to the
                                           undersigned at an address other
                                           than that shown above.

Issue: [_]Series G Preferred Stock         Deliver: [_]Series G Preferred Stock
       [_]Series G Exchange                         [_]Series G Exchange
          Consideration to:                            Consideration to:

 Name: ____________________________        Name: ____________________________
              (PLEASE PRINT)                            (PLEASE PRINT)
 Address: _________________________        Address: _________________________
 __________________________________        __________________________________
             (ZIP CODE)                                (ZIP CODE)

   PLEASE COMPLETE THE SUBSTITUTE            PLEASE COMPLETE THE SUBSTITUTE
           FORM W-9 BELOW                            FORM W-9 BELOW

                               PLEASE SIGN HERE
    (To be completed by all tendering holders of Series G Preferred Stock regardless of whether Series G Preferred Stock are being physically delivered herewith)

 X __________________________________________________________________________
 X __________________________________________________________________________

              SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY
                             DATE         , 1998

 Must be signed by the registered holder(s) of the Series G Preferred Stock tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Series G Preferred Stock, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Series G Conversion Notice and Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

 Name(s) ____________________________________________________________________
 ____________________________________________________________________________
                                (PLEASE PRINT)
 Capacity (full title) ______________________________________________________
 Address ____________________________________________________________________
 ____________________________________________________________________________
                             (INCLUDING ZIP CODE)
 Area Code and Telephone Number _____________________________________________
 Tax Identification or Social Security No. __________________________________

                             SIGNATURE GUARANTEE
                       (SEE INSTRUCTIONS 1 AND 6 BELOW)
 ____________________________________________________________________________
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)
 ____________________________________________________________________________
 (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                            ELIGIBLE INSTITUTION)
 ____________________________________________________________________________
                            (AUTHORIZED SIGNATURE)
 ____________________________________________________________________________
                                (PRINTED NAME)
 ____________________________________________________________________________
                                   (TITLE)

                                 INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE SERIES G EXCHANGE OFFER

  1. Guarantee of Signatures. All signatures on this Series G Conversion Notice and Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Series G Conversion Notice and Letter of Transmittal is signed by the registered holder of the Series G Preferred Stock tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Series G Conversion Notice and Letter of Transmittal has been completed or (b) such Series G Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 6.

  2. Delivery of Series G Conversion Notice and Letter of Transmittal and Series G Preferred Stock. This Series G Conversion Notice and Letter of Transmittal is to be used only if Series G Preferred Stock tendered hereby is to be physically delivered to the Exchange Agent. All physically tendered Series G Preferred Stock, together with a properly completed and validly executed Series G Conversion Notice and Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Series G Conversion Notice and Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Series G Preferred Stock are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Series G Conversion Notice and Letter of Transmittal must accompany each such delivery.

  THE METHOD OF DELIVERY OF THIS SERIES G CONVERSION NOTICE AND LETTER OF TRANSMITTAL, SERIES G PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SERIES G PREFERRED STOCK WILL BE ACCEPTED. BY EXECUTION OF THIS SERIES G CONVERSION NOTICE AND LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SERIES G PREFERRED STOCK FOR PAYMENT.

  3. Inadequate Space. If the space provided herein under "Description of Series G Preferred Stock Tendered" is inadequate, the certificate numbers of the Series G Preferred Stock and the Series G Preferred Stock tendered should be listed on a separate schedule and attached hereto.

  4. Withdrawal of Tenders. Tenders of Series G Preferred Stock may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer unless accepted for conversion prior to that date.

  Holders who wish to exercise their right of withdrawal with respect to the Series G Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at one of its addresses set forth on the cover page of this Series G Conversion Notice and Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Series G Preferred Stock to be withdrawn (the "Depositor"), the name in which the Series G Preferred Stock are registered, if different from that of the Depositor, and the number of shares of the Series G Preferred Stock to be withdrawn prior to the physical release of the certificates to be withdrawn. The notice of withdrawal must be signed by the registered holder of such Series G Preferred Stock in the same manner as the applicable Series G Conversion Notice and Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Series G Preferred Stock. Withdrawals of tenders of Series G Preferred Stock may not be rescinded, and any Series G Preferred Stock withdrawn will be deemed not validly tendered thereafter for purposes of the Series G Exchange Offer. However, properly withdrawn Series G Preferred Stock may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Series G Preferred Stock described elsewhere herein.

  If the Company is delayed in its acceptance for conversion and payment for any Series G Preferred Stock or is unable to accept for conversion or convert any Series G Preferred Stock pursuant to the Series G Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Series G Preferred Stock may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn, except as otherwise permitted hereby.

  5. Partial Tenders. The aggregate number of Series G Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Series G Preferred Stock are made with respect to less than the entire principal number of Series G Preferred Stock delivered herewith, certificate(s) for the Series G Preferred Stock not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Series G Conversion Notice and Letter of Transmittal.

  6. Signatures on Series G Conversion Notice and Letter of Transmittal; Stock Powers and Endorsements. If this Series G Conversion Notice and Letter of Transmittal is signed by the registered holder(s) of the Series G Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Series G Preferred Stock without alteration, enlargement or any other change whatsoever.

  If any Series G Preferred Stock tendered hereby is owned of record by two or more persons, all such persons must sign this Series G Conversion Notice and Letter of Transmittal.

  If any Series G Preferred Stock tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Series G Conversion Notice and Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Series G Preferred Stock.

  If this Series G Conversion Notice and Letter of Transmittal is signed by the registered holder of Series G Preferred Stock tendered hereby, no endorsements of such Series G Preferred Stock or separate stock powers are required, unless the Series G Exchange Consideration is to be issued to, or Series G Preferred Stock not tendered or not accepted for conversion are to be issued in the name of, a person other than the registered holder(s), in which case the Series G Preferred Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Series G Preferred Stock. Signatures on such Series G Preferred Stock and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Series G Conversion Notice and Letter of Transmittal is signed by a person other than the registered holder(s) of the Series G Preferred Stock tendered hereby, the Series G Preferred Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Series G Preferred Stock. Signatures on such Series G Preferred Stock and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Series G Conversion Notice and Letter of Transmittal or any Series G Preferred Stock or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Series G Conversion Notice and Letter of Transmittal.

  7. Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Series G Preferred Stock pursuant to the Series G Exchange Offer. If, however, issuance of the Series G Exchange Consideration is to be made to, or Series G Preferred Stock not tendered or not accepted for conversion are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Series G Exchange Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Series G Preferred Stock tendered hereby.

  8. Special Payment and Delivery Instructions. If the Series G Exchange Consideration with respect to any Series G Preferred Stock tendered hereby is to be issued, or Series G Preferred Stock not tendered or not accepted for conversion are to be issued, in the name of a person other than the person(s) signing this Series G Conversion Notice and Letter of Transmittal or to the person(s) signing this Series G Conversion Notice and Letter of Transmittal but at an address other than that shown in the box entitled "Description of Series G Preferred Stock Tendered," the appropriate boxes in this Series G Conversion Notice and Letter of Transmittal must be completed.

  9. Taxpayer Identification Number. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

  A holder must cross out Item (Y) of Part 3 in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Series G Preferred Stock converted pursuant to the Series G Exchange Offer. The box in
Part 1(b) of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1(b) is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

  10. Conflicts. In the event of any conflict between the terms of the Offering Circular and the terms of this Series G Conversion Notice and Letter of Transmittal, the terms of the Offering Circular will control.

  11. Mutilated, Lost, Stolen or Destroyed Series G Preferred Stock. Any holder of Series G Preferred Stock, whose Series G Preferred Stock have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address and telephone number indicated on the back cover page for further instructions.

  12. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address set forth below. Additional copies of the Offering Circular, this Series G Conversion Notice and Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

  13. Determination of Validity. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Series G Preferred Stock will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Series G Preferred Stock will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Series G Preferred Stock that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series G Preferred Stock. If the Company waives its right to reject a defective tender of Series G Preferred Stock, the holder will be entitled to the Series G Exchange Consideration. The Company's interpretation of the terms and conditions of the Series G Exchange Offer (including the instructions in the Series G Conversion Notice and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Series G Preferred Stock must be cured within such time as the Company determines, unless waived by the Company. Tenders of Series G Preferred Stock shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Series G Preferred Stock, or will incur any liability to holders for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a holder whose tendered Series G Preferred Stock are accepted for conversion is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Series G Exchange Consideration may be subject to backup withholding.

  Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on reportable payments made with respect to Series G Preferred Stock accepted for conversion pursuant to the Series G Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding,
(b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Series G Preferred Stock tendered hereby. If the Series G Preferred Stock are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYOR'S NAME: U.S. TRUST COMPANY OF CALIFORNIA, N.A.
-------------------------------------------------------------------------------

                        PART 1(A)--PLEASE PROVIDE
                        YOUR TIN IN THE BOX AT         ----------------------
                        RIGHT AND CERTIFY BY           Social Security Number
                        SIGNING AND DATING BELOW.                OR

 SUBSTITUTE
 FORM W-9

 DEPARTMENT OF
 THE TREASURY           PART 1(B)--PLEASE CHECK THE    ----------------------
 INTERNAL               BOX AT THE RIGHT IF YOU        Employer Identification
 REVENUE                HAVE APPLIED FOR, AND ARE             Number(s)
 SERVICE                AWAITING RECEIPT OF, YOUR
                        TIN [_]

                       --------------------------------------------------------

 PAYOR'S REQUEST        PART 2--FOR PAYEES EXEMPT FROM
 FOR TAXPAYER           BACKUP WITHHOLDING PLEASE WRITE
 IDENTIFICATION         "EXEMPT" HERE (SEE
                        INSTRUCTIONS)
 NUMBER ("TIN")         PART 3--CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT:
                        -------------------


                       --------------------------------------------------------
                        (X) The number shown on this form is my correct TIN
                        (or I am waiting for a number to be issued for me), and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or
                        (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                       --------------------------------------------------------
                        SIGNATURE _______________________  DATE ______________

-------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS--You must cross out item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)


 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31 percent of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty
 (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

 SIGNATURE ___________________________________________________  DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             The Exchange Agent for the Series G Exchange Offer is:

                     U.S. Trust Company of California, N.A.
                  c/o United States Trust Company of New York
                       P.O. Box 841, Peter Cooper Station
                            New York, NY 10276-0841

              Bankers and Brokers and Others Call: (800) 225-2398